CERTIFICATION OF THE CEO AND CFO PURSUANT

TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of flexSCAN, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas Banks, Chief Executive Officer and Francis X. Pisano Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: November 13, 2006

By:	/s/ Thomas Banks
Thomas Banks, Chief Executive Officer

By:	/s/ Francis X. Pisano
Francis X. Pisano, Principle Financial Officer